UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

FIRST METROPLEX CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST METROPLEX CAPITAL, INC.
16000 Dallas Parkway, Suite 125
Dallas, Texas  75248
(972) 720-9000

April 20, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Metroplex Capital, Inc. The meeting will be held on Wednesday, May 17, 2006, at 5:00 p.m. at Bent Tree Country Club, 5201 Westgrove Drive, Dallas, Texas 75248.

We are pleased to enclose the proxy statement for the 2006 annual meeting of the shareholders of First Metroplex Capital. At the meeting, you and the other shareholders will be asked to vote on the following matters:

1.

The election of 19 directors to the Board of Directors of First Metroplex Capital for terms expiring at the 2007 annual meeting of shareholders or until their successors are duly elected and qualified; and

2.

The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Our Board of Directors believes that an affirmative vote for all nominees named in the proxy statement to serve as the directors of First Metroplex Capital is in the best interests of First Metroplex Capital and its shareholders and has unanimously recommended that the shareholders of First Metroplex Capital vote in favor of the proposals.

I hope that you will be able to attend the annual meeting to vote on these matters. Whether or not you expect to attend the meeting in person, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy over the Internet or by telephone. For further details, see “About the Annual Meeting – How do I vote?”

In addition to the proxy statement, a copy of First Metroplex Capital’s annual report on Form 10-KSB for the year ended December 31, 2005, which is not part of the proxy soliciting material, is enclosed.

We encourage you to conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up for electronic delivery of our shareholder communications. For more information, see “About the Annual Meeting – How can I receive future shareholder communications electronically?”

We appreciate your interest and investment in First Metroplex Capital and look forward to seeing you at the annual meeting.

Sincerely,

Patrick G. Adams
President and Chief Executive Officer

FIRST METROPLEX CAPITAL, INC.
16000 Dallas Parkway, Suite 125
Dallas, Texas 75248
(972) 720-9000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, May 17, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Metroplex Capital, Inc. for the year 2006 will be held at 5:00 p.m. on Wednesday, May 17, 2006, at Bent Tree Country Club, 5201 Westgrove Drive, Dallas, Texas 75248, to consider and act upon the following matters:

1.

The election of 19 directors to the Board of Directors of First Metroplex Capital for terms expiring at the 2007 annual meeting of shareholders or until their successors are duly elected and qualified; and

2.

The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Only shareholders of record as of the close of business on April 10, 2006 are entitled to notice of, and to vote at, the annual meeting or any adjournments thereof. A list of shareholders will be available for inspection for a period of 10 days prior to the annual meeting at the office of First Metroplex Capital at 16000 Dallas Parkway, Suite 125, Dallas, Texas 75248 and will also be available for inspection at the meeting itself.

By Order of the Board of Directors

Patrick G. Adams
President and Chief Executive Officer

Dallas, Texas
April 20, 2006

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) OR SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES. FOR FURTHER DETAILS, SEE “ABOUT THE ANNUAL MEETING – HOW DO I VOTE?”

This notice of annual meeting and proxy statement and form of proxy are first being distributed to shareholders on or about April 20, 2006.

i

FIRST METROPLEX CAPITAL, INC.
16000 Dallas Parkway, Suite 125
Dallas, Texas  75248

——————

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 17, 2006

——————

This proxy statement contains information related to the annual meeting of shareholders of First Metroplex Capital, Inc. to be held on Wednesday, May 17, 2006, beginning at 5:00 p.m., local time, at Bent Tree Country Club, 5201 Westgrove Drive, Dallas, Texas 75248, and at any postponements or adjournments thereof.

ABOUT THE ANNUAL MEETING

Who is soliciting my proxy?

Our Board of Directors is sending you this proxy statement in connection with the solicitation of proxies for use at the 2006 annual meeting of the shareholders of First Metroplex Capital. Certain of our directors, officers, and employees may also solicit proxies on our behalf by mail, telephone, facsimile or in person.

Who will bear the costs of soliciting proxies for the annual meeting?

We will bear the cost of soliciting proxies for the annual meeting. We have retained American Stock Transfer & Trust Company, who acts as our transfer agent and registrar, to assist us in the solicitation of proxies for  the annual meeting. A fee will be paid to this firm for these services in addition to the reimbursement of all reasonable out-of-pocket expenses. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of our shares of common stock. In addition to solicitations by mail, our directors, officers and employees, including those of our subsidiaries, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting, including:

•

Proposal One: The election of 19 directors to the Board of Directors for terms expiring at the 2007 annual meeting of shareholders or until their successors are duly elected and qualified

In addition, our management will report on the performance of First Metroplex Capital during 2005 and respond to appropriate questions from shareholders. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the annual meeting?

Only shareholders of record as of the close of business on the record date, April 10, 2006, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. The total number of shares of our common stock outstanding on the record date and eligible to cast votes at the annual meeting is 1,680,150.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the annual meeting.

How many votes must be present to hold the annual meeting?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date, or 840,076 shares, will constitute a quorum at the annual meeting. For purposes of determining a quorum, proxies received but marked as abstentions and broker non-votes will be treated as shares that are present and entitled to vote. A broker non-vote occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

How do I vote?

You may vote your shares either in person at the annual meeting or by proxy whether or not you attend the annual meeting. Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Shareholders whose shares are registered in their own names may vote by submitting a proxy via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. Granting a proxy will not affect your right to vote your shares if you attend the annual meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing our Corporate Secretary written notice of your revocation or by submitting a proxy bearing a later date via Internet, telephone or mail. If you submit your proxy but do not mark your voting preferences, the proxy holders will vote your shares FOR the election of each of the nominees for director.

If your shares are registered in the name of a broker, trustee or nominee, you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting. If you are the shareholder of record, you may change your vote by granting via Internet, telephone or mail a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If your vote is withheld with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you submit your proxy or voting instructions without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors (“FOR” all of First Metroplex Capital’s

nominees to the Board of Directors, and in the discretion of the proxy holders on any other matters that properly come before the annual meeting).

What vote is required to approve the proposal?

Proposal One: The affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting is required for the election of directors. A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors.

Can I vote on other matters?

The matters presented at an annual meeting are limited to those properly presented by the Board of Directors and those properly presented by shareholders. We have not received notice from any shareholder as to any matter to come before the annual meeting. If any other matter is presented at the annual meeting, your signed proxy gives Patrick G. Adams and Sue Higgs, the proxy holders, authority to vote your shares.

How does the Board of Directors recommend I vote on the proposals?

Unless you give other instructions on your proxy card, Patrick G. Adams and Sue Higgs, the proxy holders, will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote FOR the election of the nominated slate of directors.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

How can I receive future shareholder communications electronically?

If you received your annual meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce your company’s printing and mailing costs, by signing up to receive your shareholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your shareholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery, follow the instructions on your proxy card.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Sue Higgs
Secretary, Senior Vice President, and Cashier
16000 Dallas Parkway, Suite 125
Dallas, Texas 75248
(972) 720-9000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of our common stock as of April 12, 2006, for:

•

each person known by us to own beneficially more than 5% of our common stock;

•

each named officer named in the summary compensation table;

•

each of our directors and director nominees; and

•

all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The applicable percentage of ownership for each shareholder is based on 1,680,150 shares of common stock outstanding as of April 12, 2006. Shares of common stock issuable upon exercise of options and other rights beneficially owned that are exercisable on or before June 10, 2006, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise noted, the address for each shareholder listed below is c/o First Metroplex Capital, Inc., 16000 Dallas Parkway, Suite 125, Dallas, Texas  75248.

Name of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class

Greater Than 5% Shareholders:
Security Financial Life Insurance Company 4000 Pine Lake Road P.O. Box 82248 Lincoln, Nebraska 68501-2248	120,000	(1)	7.14%
Directors and Named Executive Officers:
Patrick Adams	53,000	(2)	3.15%
Stanley Allred	17,000	(3)	1.01%
Dan Basso	35,000	(4)	2.08%
Frankie Basso	17,000	(5)	1.01%
David Carstens	17,000	(6)	1.01%
Ron Denheyer	17,000	(7)	1.01%
Mark Foglietta	23,000	(8)	1.37%
Sue Higgs	2,600	(9)	*
Frank Hundley	17,000	(10)	1.01%
Hunter Hunt	17,000	(11)	1.01%
Steven Jones	23,538	(12)	1.40%
Eric Langford	35,000	(13)	2.08%
Steven Lugar	23,000	(14)	1.37%
Charles Mapes	17,000	(15)	1.01%
Thomas McDougal	17,000	(16)	1.01%
Daniel Meyer	17,000	(17)	1.01%
Cyvia Noble	17,000	(18)	1.01%
Anthony Pusateri	17,000	(19)	1.01%
James Rose	5,950	(20)	*
Gordon Youngblood	17,000	(21)	1.01%
All Directors and Executive Officers as a group	405,088		24.11%

——————

*

Represents less than 1% of the total shares outstanding.

(1)

Includes warrants to purchase 20,000 shares of common stock which are exercisable as of the date of this proxy statement.

(2)

Includes warrants to purchase 10,000 shares of common stock and options to purchase 18,000 shares of common stock, all of which are exercisable as of the date of this proxy statement.

(3)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(4)

Includes warrants to purchase 10,000 shares of common stock which are exercisable as of the date of this proxy statement.

(5)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(6)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(7)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(8)

Includes warrants to purchase 8,000 shares of common stock which are exercisable as of the date of this proxy statement.

(9)

Includes warrants to purchase 100 shares of common stock and options to purchase 2,000 shares of common stock, all of which are exercisable as of the date of this proxy statement.

(10)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(11)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(12)

Includes warrants to purchase 7,256 shares of common stock and options to purchase 5,000 shares of common stock, all of which are exercisable as of the date of this proxy statement.

(13)

Includes warrants to purchase 10,000 shares of common stock which are exercisable as of the date of this proxy statement.

(14)

Includes warrants to purchase 8,000 shares of common stock which are exercisable as of the date of this proxy statement.

(15)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(16)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(17)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(18)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(19)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

(20)

Includes warrants to purchase 2,450 shares of common stock which are exercisable as of the date of this proxy statement.

(21)

Includes warrants to purchase 7,000 shares of common stock which are exercisable as of the date of this proxy statement.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Nominees

Our bylaws authorize our Board of Directors to fix the number of directors at any number not less than one. While the size of our Board of Directors is set at 20, there are currently only 19 members of the Board of Directors as a result of the resignation of Darrell Cain in October 2005 in connection with his decision to focus on the proposed trust operations of T Bank. Although there is currently a vacancy on the Board, you may not vote for a greater number of persons than the number of nominees named in this proxy statement. The Board of Directors, along with the assistance of the Nominating Subcommittee of the Executive Committee, has considered, and continues to consider, whether to fill the current vacancy on the Board. At this time, the Board of Directors has determined not to fill such vacancy. In the event such appointment is made, however, the newly appointed director will be elected by the Board to serve on our Board until that class is next annual meeting.

The Board of Directors has proposed the nominees listed below for election as directors to serve until the 2006 annual meeting or until their successors are duly elected and qualified. All of the nominees listed below currently serve on our Board of Directors.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies shall be voted for the substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, the size of the Board of Directors will be reduced.

There are no arrangements or understandings between First Metroplex Capital and any person pursuant to which such person has been elected as a director.

Set forth below is certain information with respect to each nominee for election as a director:

Name	Age	Position(s) Held with First Metroplex Capital	Position(s) Held with T Bank

Patrick Adams	53	Director, President, Chief Executive Officer	Director, President, Chief Executive Officer
Stanley Allred	51	Director	Director
Dan Basso	60	Director, Chairman	Director, Chairman
Frankie Basso	35	Director	Director
David Carstens	41	Director	Director
Ron Denheyer	38	Director	Director
Mark Foglietta	47	Director	Director
Frank Hundley	73	Director	Director
Hunter Hunt	37	Director	Director
Steven Jones	47	Director, Executive Vice President	Director, Executive Vice President, Chief Lending Officer
Eric Langford	46	Director	Director
Steven Lugar	50	Director	Director
Charles Mapes	63	Director	Director
Thomas McDougal	66	Director	Director
Daniel Meyer	36	Director	Director
Cyvia Noble	66	Director	Director
Anthony Pusateri	60	Director	Director
James D. Rose	62	Director	Director
Gordon Youngblood	46	Director	Director

Patrick Adams. Mr. Adams has been President and Chief Executive Officer and a director of First Metroplex Capital since its formation in December 2002. Mr. Adams is a life-long Texas native and has lived in the Dallas area for the past 19 years, during which time he has been associated with several community banks in the Dallas market, most recently as president and a director of Eagle National Bank. Mr. Adams is a graduate of Abilene Christian College where he earned a Bachelor of Business Administration degree in accounting. He holds a designation as a certified public accountant and, prior to commencing his banking career, spent five years with an accounting firm in Abilene, Texas. As an accountant, he worked directly with a client base consisting of financial institutions, hospitals, universities, oil and gas firms and high net worth individuals. After a rewarding career in the field of accounting, Mr. Adams began his distinguished banking career in 1983 when he joined InterFirst Bank, N.A. in Abilene, Texas, where he worked before moving to the Dallas area. While at InterFirst, he held several executive positions including those of senior vice president and controller. As a director, president and chief executive officer of the Bank, Mr. Adams brings an intimate knowledge of the Dallas/Plano banking market and a well-balanced community banking background.

Stanley Allred. Mr. Allred has been a director of our Company since February 2003. Mr. Allred is a senior vice president in the Private Client Group of Southwest Securities, Inc. where he has been employed for 24 years. He has a large client base and personally manages a portfolio of approximately $200 million, consisting of debt and equity investments. Mr. Allred holds several registration licenses with the National Association of Securities Dealers.

Dan Basso. Dan Basso has been a director of our Company since February 2003. Mr. Basso is president and chief executive officer of Systemware, Inc. and Systemware Professional Services, Inc., companies he co-founded in 1981. Systemware provides report distribution, document management and enterprise content management software and consulting services to a worldwide client base. He is also a partner is several real estate ventures. Before his involvement with Systemware, he held several technology and administrative positions with Frito-Lay, LTV Corporation and the Federal Reserve Bank of Dallas. Mr. Basso holds a Bachelor of Science degree in Aeronautical and Astronautical Engineering from the University of Illinois.

Frankie Basso. Frankie Basso has been a director of our Company since February 2003. Mr. Basso is the vice president of marketing at Systemware, Inc., where he has been employed since 1994. As vice president of marketing, he is responsible for the marketing and branding of Systemware’s software products. Mr. Basso is a life-long native of the Dallas area. He was born in Arlington, Texas, graduated from J. J. Pearce High School and earned a Bachelor of Arts degree in communications from Southern Methodist University. Frankie Basso is the son of Dan Basso, also one of our directors.

David Carstens. Mr. Carstens has been a director of our Company since February 2003. Mr. Carstens was born in Nebraska, but has lived in the Dallas area for over 30 years. He holds a B.S. in Mechanical Engineering from Texas A&M, a B.S. in Electrical Engineering from the University of Texas at Dallas, and a J.D. and M.B.A. from Southern Methodist University. Mr. Carstens is a partner at Carstens & Cahoon, L.L.P., a law firm that primarily represents clients seeking patents, trademarks, and copyrights. Mr. Carstens is a member of the Dallas Bar Association, has served as President of the Dallas/Ft. Worth Intellectual Property Law Association, and frequently speaks at continuing education seminars. He feels his decision-making skills will be an asset to T Bank, and hopes to provide a better quality of banking service than what is currently being offered to the North Dallas community.

Ron Denheyer. Mr. Denheyer has been a director of our Company since February 2003. Mr. Denheyer is a vice president and chief financial officer of Systemware, Inc. Prior to joining Systemware, Inc., he served as division controller of Argonaut Insurance Company. Mr. Denheyer is also an active member of Financial Executives International, a premier professional organizational for chief financial officers, controllers and cashiers. He is a graduate from James Martin High School in Arlington, Texas and holds a Bachelor of Arts degree from Texas Christian University and an Master of Business Administration from the University of Dallas.

Mark Foglietta. Mr. Foglietta has been a director of our Company since February 2003. Mr. Foglietta received both his B.B.A. and his M.B.A. from Baylor University in Waco, Texas where he was a member of the Pi Kappa Alpha Fraternity, as well as several Honor Societies for his achievements in Accounting and Economics. He currently holds designations as a Certified Public Accountant (CPA). During his public accounting career he has also held designations as a Certified Valuation Analyst (CVA), and Certified in Mergers & Acquisitions (CM&A). Mr. Foglietta was previously an equity Partner at Saville, Dodgen & Company where he was in charge of Assurance and Consulting services for this 40 plus year old firm. In his practice, he routinely saw the need for better banking services for his middle-market clients. This led to his investment in T Bank, which he believes will provide an alternative to today’s bank offerings. Currently, Mr. Foglietta is the Chief Financial Officer for Rodman Companies, a premier Texas contracting firm with over 1,300 employees across the state of Texas and Oklahoma. Mr. Foglietta, an Eagle Scout, serves on the Advisory Board for the Circle Ten Council of Boy Scouts of America and is an Assistant Scout Master for Troop 815. Mr. Foglietta is also an accomplished professional photographer and has won numerous awards for his work. When he and his wife Gail are not volunteering at their children’s school, Trinity Christian Academy, they enjoy camping, water sports and being involved with their church, Parkway Hills Baptist.

Frank Hundley. Mr. Hundley has been a director of our Company since February 2004. Mr. Hundley is retired from the business of banking. Prior to his retirement, Mr. Hundley was actively engaged in financial services-related fields for more than 25 years. Most recently, Mr. Hundley served as Chairman of the Board of Addison National Bank, where he served for seven years until it was acquired by First State Bank of Texas in 1999. Thereafter, he continued for a period of two years to serve as a director of First State Bank of Texas. Mr. Hundley is a graduate of Washington & Lee University, where he earned a Bachelor of Science degree in accounting. He also holds a Master of Business Administration degree from the University of Texas.

Hunter Hunt. Mr. Hunt has been a director of our Company since February 2003. Mr. Hunt is president of Hunt Power, L.P. and Sharyland Utilities, L.P. He also holds the position of senior vice president of Hunt Consolidated Inc. and Hunt Oil Company. Mr. Hunt is a life-long Dallas native. He was born in Dallas, and attended Richardson High School in Richardson, Texas and earned a Bachelor of Arts degree at Southern Methodist University.

Steven M. Jones. Mr. Jones has been a director of our Company since February 2004. Mr. Jones is a life-long Texas native and has lived in the Dallas area for the past 20 years, during which time he has been associated with several community banks in the Dallas market, most recently as Executive Vice President and Senior Lending Officer of First Independent National Bank in Plano, Texas. Mr. Jones is a graduate of Texas A&M University where he earned a Bachelor of Business Administration degree in finance. He is also a graduate of the Southwestern Graduate School of Banking at Southern Methodist University and the National Commercial Lending School at Oklahoma University. Mr. Jones began his banking career in 1984 at Texas National Bank, a community bank located in Dallas. Between September 1987 and August 1997, he served in various lending officer capacities with Willow Bend National Bank, Bonham State Bank and Compass Bank before joining First State Bank of Texas (formerly Addison National Bank) in August 1997 as a Senior Vice President and Loan Officer. Mr. Jones served in these capacities for approximately three years before leaving the bank to become an Executive Vice President and Senior Lending Officer of First Independent National Bank where he served until April 2004. As a director and the proposed Chief Credit Officer of T Bank, Mr. Jones brings an intimate knowledge of the Dallas/Plano banking market and a strong background in community bank lending.

Eric Langford. Mr. Langford has been a director of our Company since February 2003. Mr. Langford is a Magna Cum Laude graduate from Texas A&M University. He has been active in the real estate industry for over 20 years as an investor and developer. He currently manages Langford Property Company. He previously served as Senior Vice President for two leading national real estate firms, Opus West Corporation and Koll Development Company. A 45-year resident of Dallas, Mr. Langford volunteers with Boy Scouts, Indian Princesses, and the National Association of Industrial and Office Parks. He was founding President of North Texas Commercial Association of Realtors, which awarded him with the Stemmons Service Award, the highest honor in the Dallas real estate industry. In his spare time, Mr. Langford enjoys outdoor activities with his family including camping, kid sports, and water activities. Mr. Langford believes that T Bank will provide a valuable service to the community, and he plans to contribute his marketing expertise to the Bank.

Steven M Lugar. Mr. Lugar has been a director of our Company since February 2003. Mr. Lugar has been associated with the financial services industry for more than 20 years. Currently, he serves as the chief operating officer, an investment advisor and a portfolio manager for BHCO Capital Management Inc., a registered investment advisory firm. He is a certified financial planner and is licensed as an investment advisory representative by the Securities and Exchange Commission and the Texas Securities Board. He also holds a National Association of Securities Dealers series 65 registration. Mr. Lugar is a graduate of Abilene Christian University where he earned a Bachelor of Business Administration degree. He has lived and worked in the Dallas area for more than 20 years.

Charles M. Mapes. Mr. Mapes has been a director of our Company since February 2003. Mr. Mapes is chairman and executive vice president of Insurance One Agency. Prior to forming Insurance One Agency in 1992, he served as chairperson and president of Chuck Mapes Insurance Agency for 15 years. Mr. Mapes has been associated with the insurance industry for more than 25 years. He is a graduate of the University of Richmond where he earned a Bachelor of Business Administration degree.

Thomas McDougal, DDS. Dr. McDougal has been a director of our Company since February 2003. Dr. McDougal is a practicing dentist, having been in private practice since 1970. He received a Bachelor of Science degree from Oklahoma State University and his Doctor of Dental Surgery degree from Baylor University. He has been in and has operated from his present office in Richardson, Texas since 1988. He also serves on the board of directors of several national dentistry associations.

Daniel Meyer. Mr. Meyer has been a director of our Company since February 2003. Mr. Meyer currently holds the position of talent officer with Sevin Rosen Funds, a Dallas-based venture capital firm. His professional experience includes involvement in the fitness industry, executive recruiting and his present role, that of identifying venture capital opportunities for his present employer. He is a graduate of Illinois State University where he earned a Bachelor of Arts degree in finance and business administration.

Cyvia Noble. Ms. Noble has been a director of our Company since February 2004. Ms. Noble has been actively involved in banking since 1986, when she became a director of United Texas Bank, a $100+ million community bank based in Dallas, Texas. Until her retirement from the United Texas Bank board of directors in March 2004, she was also involved as a member of the bank’s loan committee and assisted management in attracting investment capital and depositors to the bank. In addition to her involvement with United Texas Bank, Ms. Noble has been involved in the management of personal real estate holdings. Ms. Noble is a graduate of Butler University, where she earned a Bachelor of Science degree. Her prior experience as a bank director is expected to be of substantial benefit to the board of directors.

Anthony Pusateri. Mr. Pusateri has been a director of our Company since February 2003. Mr. Pusateri is a senior vice president of Equity Residential Property Management. He has been a real estate management professional for more than 30 years. During his career, he has been involved in all phases of developing, building and managing residential and commercial properties. He holds several professional, commercial real estate management designations and is active at both the state and national level with industry-wide organizations. Mr. Pusateri is a graduate of St. Ambrose University, where he earned a Bachelor of Arts degree.

James D. Rose. Mr. Rose has been a director of our Company since February 2004. Mr. Rose received a B.S. in Business Administration from Nevada Southern University, now University of Nevada-Las Vegas, where he was presented with the Wall Street Journal Award and was a member of Alpha Kappa Psi business fraternity. He later went on to earn his M.B.A. at the University of New Mexico. Throughout his 25 year career in the banking industry, Mr. Rose served on the Board of Directors and held executive positions with several banks. Mr. Rose served as Chief Operating Officer of First Place Financial Corporation, a billion dollar bank holding company which controlled four banks in Colorado and New Mexico. Mr. Rose recently completed a two-year term as president of the New Mexico Conference Methodist Foundation. After residing in Farmington, New Mexico for over 25 years, Mr. Rose recently relocated to the Houston area and currently serves on the finance committee of Christ United Methodist Church in Sugar Land, Texas. While living in Farmington, Mr. Rose served as Campaign Director for the San Juan County United Way in 1995 and was a Director for the River Reach Foundation, the Anasazi Pageant Foundation, and the Farmington Chamber of Commerce. Jim has attended numerous banking related seminars and has extensive experience in the industry. In his free time, Jim enjoys playing golf, reading, and spending time with his wife, Jane.

Gordon R. Youngblood. Mr. Youngblood has been a director of our Company since February 2003. Mr. Youngblood was born and raised in the Dallas area. He attended Southern Methodist University, Dallas, Texas on a football scholarship and graduated in 1982 with a Degree in Business Administration and a Minor in History. He is a Partner at Helmsman Financial Partners, L.L.P. and has owned Gordon Youngblood Insurance Associates since 1988, where he provides corporate benefit and financial planning. Mr. Youngblood is an avid sports fan and has spent much of his time in the community coaching youth football, baseball, and basketball. He currently serves on the J.J. Pearce High School Athletic Booster Board and as Campaign Co-Chair of the Pearce High School Excellence in Education Fund. He also enjoys hunting, fishing and history. Mr. Youngblood has been married to his wife, Linda, for 24 years and they have two sons, Ryan, a student at Texas A&M University, College Station, Texas and Garrett, a student at J.J. Pearce High School, Richardson, Texas. Mr. Youngblood became involved with T Bank because he feels a responsibility to his community by helping bring a personal service-oriented bank possessing large banking capabilities to the area.

Other Executive Officers

In addition to Messrs. Adams and Jones, who are listed as director nominees above, Sue Higgs (64) is an executive officer of the Company serving as Corporate Secretary, Senior Vice President, and Cashier. Ms. Higgs has been active in banking for more than 30 years and has been part of four de novo banks. Prior to joining First Metroplex Capital, Ms. Higgs was a Senior Vice President and Cashier at Eagle National Bank, a position she had held since 1997.

CORPORATE GOVERNANCE

Corporate Governance Principles and Board Matters

We are committed to having sound corporate governance principles, both at the holding company level and at T Bank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a Code of Business Conduct and Ethics, which, together with the policies referred to therein, is applicable to all our directors, officers and employees and complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”). The Code of Business Conduct and Ethics covers all areas of professional conduct, including conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We encourage all employees, officers and directors to promptly report any violations of any of our policies. Copies of our Code of Business Conduct and Ethics may be obtained by any person, without charge, upon written request to First Metroplex Capital, Inc., Attn: Corporate Secretary, 16000 Dallas Parkway, Suite 125, Dallas, Texas 75248.

Director Compensation

Meetings of our Board of Directors are held regularly each quarter. The Company does not currently make payments to Directors for any service provided as a director. We intend to begin compensating our directors for their service once the Company becomes profitable.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all shareholders. When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

Shareholder Communications with Our Board of Directors

Our Board of Directors has established a process for shareholders to communicate with the Board of Directors or with individual directors. Shareholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 16000 Dallas Parkway, Suite 125, Dallas, Texas 75248. Any such communication must contain:

•

a representation that the shareholder is a holder of record of our capital stock;

•

the name and address, as they appear on our books, of the shareholder sending such communication; and

•

the number of shares of our capital stock that are beneficially owned by such shareholder.

The Corporate Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has 19 directors and an Audit Committee and Executive Committee. The Executive Committee includes a Compensation Subcommittee and a Nominating Subcommittee. In addition, T Bank has the following committees: Loan and Credit Policy, Investment/Asset-liability, and Technology. The membership during the last fiscal year and the function of each of the committees are described below.

Board of Directors meetings for the Company and T Bank are held at least quarterly. During the fiscal year 2005, our Board held 12 meetings and the T Bank Board held 12 meetings. Each director attended at least 75% of the total of all Board and applicable committee meetings. Directors are encouraged to attend annual meetings of our shareholders. All directors attended the 2005 annual meeting of the Company.

Committees of First Metroplex Capital

Audit Committee

Our Board of Directors has established an Audit Committee to assist the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of the Audit Committee include:

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appointing, evaluating and determining the compensation of our independent auditors;

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reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

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reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

•

reviewing other risks that may have a significant impact on our financial statements;

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preparing the Audit Committee report for inclusion in the annual proxy statement; and

•

establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters.

The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Our Board of Directors has adopted a written charter for the Audit Committee. The members of the Audit Committee are Stanley Allred, Dan Basso, Ron Denheyer, Mark Foglietta, Eric Langford, Charles Mapes, Thomas McDougal, and James Rose. Mr. Foglietta serves as Chairman of the Audit Committee. The Audit Committee meets regularly and held four meetings during fiscal year 2005. The Board of Directors has determined that each member of the Audit Committee is “independent” according to the rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Foglietta qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-K under the Exchange Act, and has the requisite accounting or related financial expertise required by applicable Nasdaq rules.

A copy of our Audit Committee charter was attached as Appendix A to the proxy statement for our 2005 annual meeting of shareholders.

Executive Committee

The Executive Committee meets as needed and, with certain exceptions, has the same powers as the Board of Directors in the management of the business affairs of First Metroplex Capital and T Bank between meetings of their respective boards. The Board of Directors, from time to time, charges the Executive Committee with specific responsibilities and tasks as it deems appropriate. The Committee is not intended to act in place of the full board, but rather in a support role. The Committee makes recommendations to the Board of Directors regarding matters important to the overall management and strategic operation of First Metroplex Capital and T Bank. The members of the Executive Committee are Patrick Adams, Dan Basso, Mark Foglietta, and Eric Langford. Mr. Basso serves as

Chairman of the Executive Committee. The Executive Committee held eight meetings during the 2005 fiscal year. The Executive Committee has a Compensation Subcommittee and a Nominating Subcommittee.

Compensation Subcommittee of the Executive Committee

The Compensation Subcommittee of the Executive Committee recommends to the Board of Directors the salaries of executive personnel, compensation paid to directors and the policies, terms and conditions of employment of all employees of First Metroplex Capital and T Bank. The Compensation Subcommittee does not operate according to a written charter.

Each member of the Executive Committee is also a member of the Compensation Subcommittee. None of our executive officers who are also directors participate in Compensation Subcommittee deliberations regarding their own compensation. The Compensation Subcommittee held one meeting during the fiscal year 2005.

Nominating Subcommittee of the Executive Committee

The Nominating Subcommittee of the Executive Committee reviews all Board-recommended and shareholder-recommended nominees, determining each nominee’s qualifications and making a recommendation to the full Board as to which persons should be our Board’s nominees. Each member of the Executive Committee is also a member of the Nominating Subcommittee. The Nominating Subcommittee held one meeting during the fiscal year 2005. The duties and responsibilities of the Nominating Subcommittee include:

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identifying and recommending to our Board individuals qualified to become members of our Board and to fill vacant Board positions;

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recommending to our Board the director nominees for the next annual meeting of shareholders;

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recommending to our Board director committee assignments;

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reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers; and

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monitoring the continuing education program for our directors.

Our Board of Directors believes that it is necessary that the majority of our Board of Directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nominating Subcommittee considers these requirements when recommending Board nominees. Our Nominating Subcommittee utilizes a variety of methods for identifying and evaluating nominees for director. Our Nominating Subcommittee will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or other circumstances. When considering potential director candidates, the Nominating Subcommittee also considers the candidate’s character, judgment, age, skills, including financial literacy, and experience in the context of our needs, the needs of T Bank and the existing directors. The Nominating Subcommittee does not operate according to a written charter.

Our Board of Directors has established a procedure whereby our shareholders can nominate potential director candidates. The Nominating Subcommittee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our bylaws.

No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock.

Committees of T Bank

Loan and Credit Policy Committee

The Loan and Credit Policy Committee is responsible for establishing or approving, in conjunction with management, all major policies and procedures pertaining to loan policy, including:

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the loan approval system;

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approving all loans in excess of a predetermined amount;

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reviewing all past due reports, rated loan reports, non-accrual reports and other reports and indicators of overall loan portfolio quality;

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engaging, as appropriate, and reviewing the findings of, outsourced credit review consultants;

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reviewing and responding to all credit issues identified by way of regulatory examinations and outsourced credit review consultants;

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establishing measurements for adequacy of the loan loss reserve; and

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reviewing any other matters pertaining to the loan portfolio such as yield and concentrations.

The members of the Loan and Credit Policy Committee are Patrick Adams, Dan Basso, David Carstens, Mark Foglietta, Frank Hundley, Steven Jones, Eric Langford, Steven Lugar, and Charles Mapes. Mr. Adams serves as Chairman of the Loan and Credit Policy Committee.

Investment/Asset-liability Committee

The principal responsibilities of the Investment/Asset-liability Committee include:

•

providing guidance to the Board of Directors on balancing the yields and maturities of loans and investments to the yields and maturities of deposits; and

•

working with the Board of Directors to plan annual budgets and to develop three- to five-year strategic plans.

The Investment/Asset-liability Committee is also responsible for the overall investment strategy and asset/liability policy of First Metroplex Capital and T Bank. This includes liquidity management, risk management, net interest margin management, monitoring deposit level trends and pricing, monitoring asset level trends and pricing and portfolio investment decisions. The members of the Investment/Asset-liability Committee are Patrick Adams, Stanley Allred, Frankie Basso, Ron Denheyer, Frank Hundley, Hunter Hunt, Steven Jones, Steven Lugar, Thomas McDougal, Daniel Meyer, Cyvia Noble. Mr. Adams serves as Chairman of the Investment/Asset-liability Committee.

Technology Committee

The Technology Committee is responsible for reviewing, in conjunction with management, all operating systems, including, but not limited to, electronic, telephone, electrical and other inter-related sources, the failure of which may disrupt or otherwise cause interruptions in the service delivery system of T Bank and compromise T Bank’s security. The Technology Committee ensures that a detailed written plan, policies and procedures are in place to address such contingencies. In addition, the Technology Committee holds management responsible for the verification of the ability and reputation of all vendors involved in all electronic capture and transfer of depositors’ funds. The members of the Technology Committee are Patrick Adams, Frankie Basso, David Carstens, Ron Denheyer, Hunter Hunt, Steven Jones, Daniel Meyer, and Anthony Pusateri. Mr. Denheyer serves as Chairman of the Technology Committee.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In accordance with its written charter, the Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices. A copy of the Audit Committee charter was attached as Appendix A to the proxy statement for our 2005 annual meeting of shareholders.

Our Board of Directors has determined that the members of the Audit Committee satisfy the independence requirements of the SEC and Nasdaq.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal 2005, the Audit Committee had four meetings. The Audit Committee’s regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, the internal auditors, and our independent auditors, Weaver and Tidwell, LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee separately met with each of the internal and independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2005 with management, the internal auditors, and our independent auditors. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee has reviewed and approved the amount of fees paid to Weaver and Tidwell for audit and non-audit services. The Audit Committee concluded that the provision of services by Weaver and Tidwell is compatible with the maintenance of their independence.

Based on the above-mentioned review and discussions with management, the internal auditors, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the SEC.

Audit Committee of the Board of Directors
Mark Foglietta (Chairman)
Stan Allred
Dan Basso
Ron Denheyer
Eric Langford
Charles Mapes
Thomas McDougal
James Rose

Dated: April 19, 2006

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth certain summary information concerning the cash and non-cash compensation awarded to, earned by, or paid to Patrick Adams, our President and Chief Executive Officer, and Steven Jones, our Executive Vice President, for the fiscal years ended December 31, 2005, 2004 and 2003. These two officers are referred to as the named executive officers in this proxy statement. No other executive officer of the Company was paid total annual compensation exceeding $100,000 during any of the fiscal years ended December 31, 2005, 2004 or 2003. Further, no executive officer who would have otherwise been included in the table on the basis of salary and bonus earned for the 2005, 2004 or 2003 fiscal years has been excluded by reason of his or her termination of employment or change in executive status during that year.

	Annual Compensation				Long-term Compensation
Name and Principal Position	Year	Salary(1)	Bonus	Other Annual(2) Compensation	Securities Underlying Options	All Other Compensation

Patrick Adams	2005	$130,000	$1,883	$9,600	90,000	—
	2004	106,667	15,000	1,600	—	—
	2003	85,000	—	—	—	—

Steven Jones	2005	150,000	—	9,600	25,000	—
	2004	104,584	10,000	1,600	—	—
	2003	—	—	—	—	—

——————

(1)

Includes payments under consulting and employment agreements.

(2)

Consists of car allowance.

Stock Option Grants in 2005

The following table provides information concerning individual grants of stock options during calendar year 2005 to the named executive officers. Unless otherwise indicated, the exercise prices represent the fair market value of the common stock on the grant date.

The amounts shown as potential realizable value represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These amounts represent certain assumed rates of appreciation in the value of our common stock. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our common stock. The potential realizable value is calculated based on the ten year term of the option at its time of grant. It is calculated based on the assumption that our common stock appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. Actual gains, if any, on stock option exercises depend on the future performance of our common stock. The amounts reflected in the table may not necessarily be achieved.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal 2005	Exercise Price Per Share	Expiration Date	Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%

Patrick Adams	90,000	48.78%	$10.00	09/06/2015	$16.29	$25.93
Steve Jones	25,000	13.55%	$10.00	09/06/2015	$16.29	$25.93

Year End 2005 Option Values

The following table provides information about stock options held as of December 31, 2005 by the named executive officers. No stock options were exercised by the named executive officers during 2005. Actual gains on exercise, if any, will depend on the value of our common stock on the date on which the shares are sold.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at December 31, 2005(2)		Value of Unexercised In-The-Money Options at December 31, 2005(2)(3)
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Patrick Adams	—	—	18,000	72,000	$—	$—
Steve Jones	—	—	5,000	20,000	$—	$—

——————

(1)

“Value Realized” is the difference between the exercise price and the market price on the exercise date, multiplied by the number of options exercised. “Value Realized” numbers do not necessarily reflect what the executive might receive if he or she sells the shares acquired by the option exercise, since the market price of the shares at the time of sale may be higher or lower than the price on the exercise date of the option. In addition, the “Value Realized” numbers do not reflect the tax impact of the exercise.

(2)

“Exercisable” refers to those options which were both exercisable and vested while “Unexercisable” refers to those options which were unvested.

(3)

“Value of Unexercised In-the-Money Options” is the aggregate, calculated on a grant by grant basis, of the product of the number of unexercised options at the end of 2005 multiplied by the difference between the exercise price for the grant and the year-end market price, excluding grants for which the difference is equal to or less than zero.

Stock Option Plan

At the 2005 annual meeting, shareholders approved the 2005 Stock Incentive Plan, which was established for the purpose of (1) enabling First Metroplex Capital and T Bank to attract and retain the best available individuals for positions of substantial responsibility, (2) providing additional incentive to such persons by affording them an equity participation in First Metroplex Capital, (3) rewarding directors, executive officers and employees for their contributions to First Metroplex Capital and T Bank, and (4) promoting the success of First Metroplex Capital’s business by aligning the financial interests of directors, executive officers and employees providing personal services to First Metroplex Capital and T Bank with long-term shareholder value.

The 2005 Stock Incentive Plan is administered by the Compensation Subcommittee of the Executive Committee. The Subcommittee has the authority to grant awards under the plan, to determine the terms of each award, to interpret the provisions of the plan and to make all other determinations that it may deem necessary or advisable to administer the plan. The Subcommittee may grant options on an individual basis or design a program providing for grants to a group of eligible persons.

The 2005 Stock Incentive Plan provides that the maximum number of shares of our common stock that may be issued under the plan is 260,000 shares. To the extent that any options shall terminate, expire or be canceled, the shares subject to the options shall remain available for issuance pursuant to subsequent option awards. Substantially all of our employees and the employees of T Bank, and all of our non-employee directors, are eligible for participation in the 2005 Stock Incentive Plan.

As of December 31, 2005, 184,500 options were outstanding under our 2005 Stock Incentive Plan, of which 36,900 options were 100% vested. No shares of common stock were issued during 2005 pursuant to the exercise of options granted under the 2005 Stock Incentive Plan. As of December 31, 2005, 75,500 shares of our common stock remained available for option grants under the 2005 Stock Incentive Plan.

Employment Agreements

Patrick Adams

We have entered into an employment agreement with Patrick Adams regarding his employment as President and Chief Executive Officer of the Bank. The term of the agreement is for three years, expiring November 12, 2007, and will automatically renew for an additional three-year term following the end of the prior three year term unless either party provides notice that it will not seek to renew the agreement.

Under the terms of the agreement, Mr. Adams receives a base salary of $130,000 per year. Following the first year of the agreement, the base salary will be reviewed by the Board of Directors and may be increased. Mr. Adams will be eligible to participate in any incentive compensation plan and all other benefit programs adopted by the Bank. Mr. Adams will also receive additional life insurance and other customary benefits such as health, dental and life insurance, membership fees to banking and professional organizations and an automobile allowance.

Pursuant to Mr. Adams’ employment agreement, the Company has granted him options to acquire 90,000 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant of the options. The options are incentive stock options and vest ratably over a period of five years beginning on the date that the Bank opened for business.

In the event of a “change in control,” Mr. Adams may terminate the employment agreement. If he terminates the agreement, he will be entitled to receive a cash lump sum payment equal to 299% of his “base amount” as defined in section 280G of the Internal Revenue Code and, in general, means the executive’s annualized compensation over the prior five year period. If Mr. Adams’ employment is terminated prior to a change in control for any other reason other than “good cause,” we will be obligated to pay as severance, the remainder of Mr. Adams’ base salary over the remaining term of the agreement; however, in no event, will the severance payment be less than one year’s base salary.

The agreement also generally provides noncompetition and nonsolicitation provisions that would apply for a period of one year following the termination of Mr. Adams’ employment. The non-competition provision is limited in scope to 30 miles from any office of the Bank.

Steve Jones

We have entered into an employment agreement with Steve Jones regarding his employment as a chief lending officer of the Bank. The term of the agreement is for three years expiring on November 12, 2007 and will automatically renew for an additional three year term following the end of the prior three year term unless either party provides notice that it will not seek to renew the agreement.

Under the terms of the agreement, Mr. Jones receives a base salary of $150,000 per year. Mr. Jones also receives other customary benefits such as health, dental and life insurance, membership fees to banking and professional organizations and an automobile allowance.

Pursuant to the employment agreement, the Company also granted him options to acquire 25,000 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant of the options. These options are incentive stock options and vest ratably over a period of five years beginning the date that the Bank opened for business.

In the event of a “change in control,” Mr. Jones may terminate the employment agreement. If he terminates the agreement, he will be entitled to receive a cash lump sum payment equal to 199% of his “base amount” as defined in section 280G of the Internal Revenue Code and, in general, means the executive’s annualized compensation over the prior five year period. If Mr. Jones’ employment is terminated prior to a change in control for any other reason other than “good cause,” we will be obligated to pay as severance, the remainder of Mr. Jones’ base salary over the remaining term of the agreement; however, in no event, will the severance payment be less than one year’s base salary.

The agreement also generally provides noncompetition and nonsolicitation provisions that would apply for a period of one year following the termination of Mr. Jones’ employment. The non-competition provision is limited in scope to 30 miles from any office of the Bank.

Health and Insurance Benefits

Our full-time officers and employees are provided hospitalization and major medical insurance. We pay a substantial part of the premiums for these coverages. All insurance coverage under these plans is provided under group plans on generally the same basis to all full-time employees. In addition, we maintain term life insurance, which provides benefits to all employees who have completed one month of full-time employment with us.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

We have entered into banking and other business transactions in the ordinary course of business with our directors and officers, including members of their families and corporations, partnerships, or other organizations in which they have a controlling interest. Each of these transactions is on the following terms:

•

In the case of banking transactions, each transaction is on substantially the same terms, including price or interest rate and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and banking transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Bank;

•

In the case of business transactions, each transaction is on terms no less favorable than could be obtained from an unrelated third party;

•

In the case of all related party transactions, each transaction is approved by a majority of the independent and disinterested directors; and

In the case of loans to related parties or loan guarantees by related parties:

•

the loans are evidenced by promissory notes naming T Bank as payee;

•

the terms of the loans are comparable to those normally assessed by other lenders for similar loans made in the Dallas-Fort Worth Metroplex area;

•

the loans are to be repaid pursuant to appropriate amortization schedules and contain default provisions comparable to those normally used by other commercial lenders for similar loans;

•

the loans are made only if credit reports and financial statements show the loans to be collectible and the borrowers are satisfactory credit risks, in light of the nature and terms of the loans and other circumstances;

•

the loans meet the loan policies normally used by other commercial lenders for similar loans;

•

the purpose of the loans and the disbursements of proceeds are reviewed and monitored in a manner comparable to that normally used by commercial lenders for similar loans; and

•

the loans do not violate the requirements of any banking or other financial institution’s regulatory authority.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC. Our officers, directors and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed.

Based solely on review of copies of such forms received and written representation letters from executive officers and directors, we believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% shareholders were timely met, except as follows:

On September 6, 2005, the Company granted options to purchase common stock at an exercise price of $10.00 per share to the following executive officers (in the following amounts): Patrick Adams (90,000), Steve Jones (25,000), and Sue Higgs (10,000). Form 4s reporting these grants were filed on April 19, 2006.

PRINCIPAL AUDITOR FEES AND SERVICES

Our Audit Committee appointed Weaver and Tidwell, LLP (“Weaver and Tidwell”) as our independent auditors for the fiscal year ended December 31, 2005. A representative of Weaver and Tidwell is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

In November 2004, we formally replaced McGladrey & Pullen LLP (“McGladrey & Pullen”) as our principal accountants. The change in accountants was approved by our board of directors.  By letter dated October 25, 2004, McGladrey & Pullen provided a letter to us confirming the termination of the client-auditor relationship. The reports of McGladrey & Pullen on our financial statements since inception contained neither an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, since our inception, there had been no disagreements in connection with the audits of McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, would have caused McGladrey & Pullen to make reference thereto in their reports on our Registrant’s financial statements for such years and/or interim periods. Furthermore, there were no reportable events as described in Item 304 of Regulation S-B since our inception. We provided McGladrey & Pullen with a copy of the above disclosures and requested that McGladrey & Pullen furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above disclosures. A copy of such letter was attached as Exhibit 16.1 to the Current Report on Form 8-K filed on November 1, 2004 and is incorporated herein by reference.

We engaged Weaver and Tidwell as of October 4, 2004 as our principal accountants to audit our financial statements for the fiscal year ending December 31, 2004. The action was approved by our board of directors. Neither the Company nor anyone on its behalf has consulted with Weaver and Tidwell regarding (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (b) any matter that was either subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B).

The following table shows the fees pays by us for the audit and other services provided by Weaver and Tidwell and McGladrey & Pullen for fiscal 2005 and 2004, respectively.

	2005	2004

Audit Fees	$14,000	$28,000
Audit-Related Fees	7,000	0
Tax Fees	3,000	0
All Other Fees	14,000	0
Total	38,000	28,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the company’s principal accountant for the audit of the company’s annual financial statements and review of financial statements included in the company’s Form 10-QSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the company’s principal accountant that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

We have received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the shareholders s at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Our 2007 annual meeting of shareholders is expected to be held in May 2007. We must receive by December 22, 2006 any shareholder proposal intended to be presented at the next annual meeting of shareholders for inclusion in our proxy materials. Proposals must comply with the proxy rules relating to shareholder proposals, including Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials. Proposals should be delivered to First Metroplex Capital, Inc., Attn: Corporate Secretary, 16000 Dallas Parkway, Suite 125, Dallas, Texas 75248, prior to the specified deadline.

SEC rules and regulations provide that if the date of our 2007 annual meeting is advanced or delayed more than 30 days from the date of the 2006 annual meeting, shareholder proposals intended to be included in the proxy materials for the 2007 annual meeting must be received by us within a reasonable time before we begins to print and mail the proxy materials for the 2007 annual meeting. We will disclose any change in the earliest possible Quarterly Report on Form 10-QSB, upon our determination that the date of the 2007 annual meeting will be advanced or delayed by more than 30 days from the date of the 2005 annual meeting.

Under our bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. These procedures provide that nominations for director and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to our Secretary at our principal executive offices. With respect to director nominations other items of business, we must receive the notice of your intention to introduce a nomination at our 2007 annual meeting no later than:

•

60 days in advance of the 2007 annual meeting if it is being held within 30 days preceding the anniversary date of this year’s meeting; or

•

in the event that less than 30 days’ notice of the date of the meeting is given to our shareholders, the close of business on the 10th day following the earlier of (i) the day on which such notice of the meeting is first made or (ii) the day on which public disclosure of the date of the meeting is first made.

The notice of a nomination for election of a director must contain the following information:

•

the name and address of the shareholder making the nomination and the persons intended to be nominated;

•

the class and number of shares of our capital stock that are beneficially owned by the shareholder making the nomination;

•

representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons pursuant to which the nomination or nominations are to be made by the shareholder;

•

such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors; and

•

the consent of each nominee to serve as director of the Company if so elected.

With respect to other items of business, the notice of a proposed item of business must contain the following information:

•

brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•

the name and address of the shareholder making the nomination as it appears on the Company’s books;

•

the class and number of shares of our capital stock that are beneficially owned by the shareholder making the proposal; and

•

an material interest of such shareholder in such business.

ADDITIONAL INFORMATION

A copy of our 2005 annual report is being mailed with this proxy statement to each shareholder of record. Shareholders not receiving a copy of the annual report may obtain one without charge. Requests and inquiries should be addressed to: First Metroplex Capital, Inc., 16000 Dallas Parkway, Suite 125, Dallas, Texas 75248, Attn: Corporate Secretary, (972) 720-9000.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of the proxy statement have been approved and our Board of Directors has authorized the mailing thereof to our shareholders.

By Order of the Board of Directors,

Patrick G. Adams
President and Chief Executive Officer

Dallas, Texas
April 20, 2006

ANNUAL MEETING OF SHAREHOLDERS OF

FIRST METROPLEX CAPITAL, INC.

May 17, 2006

Proof #2

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF 19 DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

- ○ Patrick Adams
- ○ Stanley Allred
- ○ Dan Basso
- ○ Frankie Basso
- ○ David Carstens
- ○ Ron Denheyer
- ○ Mark Foglietta
- ○ Frank Hundley
- ○ Hunter Hunt
- ○ Steven Jones
- ○ Eric Langford
- ○ Steven Lugar
- ○ Charles Mapes
- ○ Thomas McDougal
- ○ Daniel Meyer
- ○ Cyvia Noble
- ○ Anthony Pusateri
- ○ James Rose
- ○ Gordon Youngblood

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxy) are authorized to vote upon any other matter that is properly brought before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. **If no direction is made, this proxy will be voted FOR the election of the nominees for directors.**

This Proxy is solicited by First Metroplex Capital's Board of Directors and the matters set forth herein were proposed by First Metroplex Capital.

Signature of Shareholder ________ Date: ______ Signature of Shareholder ________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Proof #1

0

PROXY

FIRST METROPLEX CAPITAL, INC.

16000 DALLAS PARKWAY, SUITE 125, DALLAS, TEXAS 75248

ANNUAL MEETING OF SHAREHOLDERS MAY 17, 2006

This proxy is solicited on behalf of the Board of Directors of First Metroplex Capital, Inc.

The undersigned hereby appoints Patrick G. Adams and Sue Higgs, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of First Metroplex Capital, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on April 10, 2006, at the Annual Meeting of Shareholders of First Metroplex Capital to be held on May 17, 2006, and any continuation(s), postponement(s) or adjournment(s) thereof.

By execution, this proxy confers discretionary authority to vote on matters incident to the conduct of the meeting and to elect any person as director if a nominee named on the reverse side is unable to serve or for good cause will not serve. If any other matter should properly come before the meeting, then the persons named as proxies will also have discretionary authority to vote this proxy with respect thereto in accordance with their judgment.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

FIRST METROPLEX CAPITAL, INC.

May 17, 2006

Proof #2

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER	
ACCOUNT NUMBER	

Electronic Distribution

If you would like to receive future FIRST METROPLEX CAPITAL, INC. proxy statements and annual reports electronically, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF 19 DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Patrick Adams
- ○ Stanley Allred
- ○ Dan Basso
- ○ Frankie Basso
- ○ David Carstens
- ○ Ron Denheyer
- ○ Mark Foglietta
- ○ Frank Hundley
- ○ Hunter Hunt
- ○ Steven Jones
- ○ Eric Langford
- ○ Steven Lugar
- ○ Charles Mapes
- ○ Thomas McDougal
- ○ Daniel Meyer
- ○ Cyvia Noble
- ○ Anthony Pusateri
- ○ James Rose
- ○ Gordon Youngblood

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxy) are authorized to vote upon any other matter that is properly brought before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. **If no direction is made, this proxy will be voted FOR the election of the nominees for directors.**

This Proxy is solicited by First Metroplex Capital's Board of Directors and the matters set forth herein were proposed by First Metroplex Capital.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.